UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                             Amendment No. 1 to the
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 15, 2001


                         SURGICAL SAFETY PRODUCTS, INC.
     -----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        New York                       0-24921                 65-0565144
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(State or other jurisdiction     (Commission               (IRS Employer
of incorporation)                     file number)           Identification No.)


One Sarasota Tower,
#2 North Tamiami Trail, Suite 608
Sarasota, FL                                                    34236
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (941) 953-9848


Copy of Communications to:

                                 Mercedes Travis, Esq.
                                 Mintmire & Associates
                                 265 Sunrise Avenue, Suite 204
                                 Palm Beach, FL 33480
                                 (561) 832-5696- Telephone
                                 (561) 659-5371-Facsimile

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Item 4 (a). Changes in Registrant's Certifying Accountant

     On November 15, 2001, the Company decided not to reappoint Kerkering, Barbario & Co., PA as its independent accountants and the firm was dismissed. This action was taken principally because the Company has undergone a change of control and the Board of Directors became more familiar with another auditing firm during the transition period.

     Kerkering, Barbario & Co., PA has provided audited financial statements on the Company since 1994, was the Company's auditors for the last two fiscal years and reviewed the Company's interim financial statements through June 30, 2001. The audited financial statements for the years ended December 31, 1999 and 2000 contained going concern qualifications but such financial statements did not contain any adjustment for uncertainties stated therein.

     The decision to change accountants was approved by Company's Board of Directors. The Company did not have any disagreements with the Kerkering, Barbario & Co., PA related to accounting principles or practices, financial statement disclosure or auditing scope or procedure during the past two fiscal years and the interim period ended November 15, 2001. Accordingly, during the last two fiscal years and this interim period, there were no disagreements or "reportable events" with Kerkering, Barbario & Co., PA as described in Item 304(a)(1)(iv) and (v) of Regulation S-K.

     The Company, contemporaneous with filing this Amendment No. 1 to the Form 8K shall provide Kerkering, Barbario & Co., PA with a copy of this disclosure and request that it furnish a letter to the Company, addressed to the SEC, stating that it agrees with the statements made herein or it provides a letter in which it states in what respect it disagrees. Upon receipt of such letter, the Company shall file a further amendment to this Form 8K.

Item 4(b). Changes in Registrant's Certifying Accountant.

     On November 15, 2001 engaged the firm of Kingery Crouse & Hohl, PA Certified Public Accountants, 4350 West Cypress Street, Suite 275, Tampa, Florida 33607, Telephone (813) 874- 1280, as its independent auditors. Such appointment was accepted by R. Paul Gray, the Company's Secretary, Treasurer and Acting Chief Financial Officer in accordance with the authorization given him by the Board of Directors. The Company did not consult with Kingery Crouse & Hohl, PA Certified Public Accountants, regarding any matter prior to its engagement, including any matters relative to the application of accounting principles or any matters relative to the Company's arrangements with Kerkering, Barbario & Co., PA.; although C5 Health Inc., the Company's wholly owned subsidiary, consulted with this firm with regards to the merger prior to such event.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

16.2 * Letter on change of certifying accountant pursuant to Regulation SK Section 304(a)(3)

(*)  Filed herewith

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


                         SURGICAL SAFETY PRODUCTS, INC.
                                  (Registrant)




Date: November 21, 2001         By: /s/   R. Paul Gray
                                  ----------------------------
                                  R. Paul Gray
                                  Secretary, Treasurer and Acting Chief
                                  Financial Officer